UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 22, 1997
                                                         ----------------




                                   EG&G, Inc.
                                   ----------
             (Exact name of registrant as specified in its charter)



      Massachusetts               1-5075                 04-2052042
      -------------               ------                 ----------
    (State or other      (Commission File Number)    (IRS Employer
     jurisdiction of                                 Identification No.)
     incorporation)



    45 William Street, Wellesley, Massachusetts              02181
    -------------------------------------------              -----
    (Address of principal executive offices)               (Zip Code)






                              (617) 237-5100
                              --------------
           (Registrant's telephone number, including area code)



                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

On October 22, 1997, the Company issued a press release reporting on its financial results for the third quarter of 1997 (see attached press release).


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        By /s/ John F. Alexander, II
                                           ----------------------------
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial Officer)


Date: October 22, 1997
      ----------------



                                  EXHIBIT INDEX

Exhibit Number                              Exhibit Description
--------------                              -------------------

(99)                                        Press Release dated October 22, 1997

FOR IMMEDIATE RELEASE                           For further information contact:
---------------------                           Deborah S. Lorenz, EG&G, Inc.
22 October 1997                                 Tel. (617) 431-4306
                                                NYSE Symbol:  EGG
                                                Website:  www.egginc.com


                    EG&G ANNOUNCES THIRD QUARTER 1997 RESULTS

Wellesley,  Massachusetts......EG&G,  Inc. today announced sales from continuing operations of $358.4 million and earnings from continuing operations of $0.30 per share for the third quarter of 1997. Commenting on EG&G's third-quarter performance, Chairman John M. Kucharski stated, "We continue to focus management attention on our Optoelectronics segment and reaffirm our commitment to realign the IC Sensors division and successfully execute our Optoelectronics plan. We have made progress in each of those areas."

Third-quarter highlights include:
---------------------------------
     Sales from continuing operations increased 1% to $358.4 million, compared to $354.7 million in the third quarter of 1996. The quarter's sales reflect
     strength  in  Technical  Services  and  Mechanical   Components  offset  by
     decreases in the Optoelectronics and Instruments segments.

     Third-quarter 1997 operating income from continuing operations decreased 12% to $20.3 million from $23.2 million reported for the same period last year. The 1997 third-quarter results included planned restructuring and integration costs which were partially offset by a gain from the sale of the EG&G Birtcher division.

     Other   income  for  the  third   quarter   included  a  cost  of  capital
     reimbursement of $3.4 million relating to a cumulative investment in a joint development program.

     Of the four business segments, Technical Services posted the strongest overall sales and operating income in the third quarter of 1997, primarily due to strong performance in the automotive lubricant testing business and delivery of completed communication systems. Sales increased by 8% to $150.9 million, and operating income increased 40% to $9.2 million, compared to the third quarter of 1996.

     Third-quarter 1997 sales in the Mechanical Components business increased 5% to $70.4 million, while operating income increased 43% to $11.4 million, compared with the same period in 1996. The increase in operating income reflects a gain from the sale of the EG&G Birtcher division.

                                     -more-

EG&G REPORTS THIRD QUARTER RESULTS
22 October 1997
Page 2 of 5



     In the Instruments business segment, sales decreased 10% to $70.7 million, and operating income decreased 56% to $4.0 million, compared to 1996 levels. The Life Science Research (Diagnostics) division posted gains from the introduction of a new product and a strong reagent business. This was offset by decreases reflecting restructuring and integration costs, combined with continued weakness in the markets served by two of our divisions. X-ray inspection and security systems shipments continued soft in the quarter.

     Optoelectronics sales decreased 5% to $66.3 million, and operating income decreased 41% to $2.9 million, compared to 1996 levels. The decreases stemmed from operational issues in the imaging business, and costs associated with the execution of the Optoelectronics restructuring and integration plan.

EG&G reported several key accomplishments during the quarter, in agreements with major customers and in further developing the growth initiatives within each business segment. Recent activities include:

     AUGUST  12:  EG&G  received  an  order  from  the  U.S.  Federal  Aviation
     Administration  for  10  advanced   explosives   detection   systems,   the
     Z-Scan(TM). The $3.2 million order includes an option for 10 additional systems.

     AUGUST 21: EG&G signed an agreement with GE Medical Systems to produce a first-of-its-kind multi-purpose digital X-ray detector which will be the basis for a family of GE medical products that produce filmless X-ray images of the breast, chest, heart, blood vessels, bone and abdomen.

     AUGUST 27: NASA's Marshall Space Flight Center in Huntsville, Alabama, awarded EG&G Alabama, Inc., a support services contract. The contract - which is divided into a one-year base and four one-year options is estimated to be worth $77.8 million and could be worth $100 million if all options are exercised.

     SEPTEMBER 3: EG&G concluded a joint-venture agreement to manage operation of Daimler-Benz' new, state-of-the-art automotive test site, the Papenburg Proving Ground in Emsland, Germany. The agreement is with a wholly owned Daimler-Benz subsidiary, Mercedes-Benz technology (Mbtech).

     OCTOBER 20: EG&G Astrophysics appears in Industry Week Magazine as one of 10 finalists in the publication's search for America's Best Plants. Criteria for selection included consistent superior product quality, significant increases in productivity (EG&G Astrophysics increased productivity by 300% since 1993), aggressive cost reduction and on-time deliveries.



                                     -more-

EG&G REPORTS THIRD QUARTER RESULTS
22 October 1997
Page 3 of 5


     OCTOBER 21: EG&G received a $20 million order from the Dutch Airport Authority for two large-cargo inspection systems for installation at one of Europe's busiest airports, Schiphol, Amsterdam. The recently acquired technology, which has provided EG&G quick entry into the growing market for large-cargo scanners, allows for fast X-ray inspection of trucks and
     containers,   without   opening  the  cargo.   The  system   reveals  false
     compartments that might contain smuggled goods, such as arms, drugs or fraudulently manifested goods.

Forward-Looking Information
---------------------------
All statements contained herein that refer to a time after September 28, 1997, including the words will be, estimated to be, could be, expect, believe, will continue, and plan, or statements referring to goals, the future or future actions, continuing actions, trends, strategies, initiatives, challenges or opportunities, or which otherwise are not purely historical, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. There are a number of important factors that could cause actual results to differ materially from those indicated by such forward-looking statements, including the factors set forth below.

Factors Affecting Future Performance
------------------------------------
Future performance of the Company's three product segments will be highly dependent on the technological success, market acceptance and competitive position of new program initiatives, including the amorphous silicon project and the advanced micromachined sensors technology platform. Improved operational efficiency will be required to offset increasing price pressure in most of the Company's product offerings. Other factors affecting future performance include lower sales and earnings caused by future divestitures, warranty costs and the ability to operate with reducing backlogs resulting from shorter customer order cycles, to resolve pricing issues with selected customers and attract and retain key personnel in a number of areas. The future results of the Optoelectronics segment are dependent on management's ability to restore IC Sensors to profitability, the successful introduction of new products, improvement in manufacturing yields and implementation of cost reductions, including the successful transfer of assembly activities to lower-cost geographies.

In the Technical Services segment, future performance will continue to be impacted by a highly competitive procurement environment, continuing changes in federal budget priorities and rapidly changing customer requirements. NASA and the Air Force are consolidating the base operations contracts at the Kennedy Space Center, Cape Canaveral Air Station and certain functions at Patrick Air Force Base in an effort to eliminate duplication and reduce costs. It is anticipated that any resultant contract would be effective October 1, 1998, and the Company plans to participate in the recompetition for the new contract as part of a team with additional members being Johnson Controls, Lockheed Martin and ITT.

Movements in foreign exchange rates could affect operating results. Effective tax rates in the future could be affected by changes in the geographical distribution of income, utilization of net operating loss carry-forwards, repatriation costs, and resolution of outstanding tax audit issues.

EG&G INC. IS A GLOBAL TECHNOLOGY COMPANY THAT PROVIDES COMPLETE SYSTEMS, AS WELL AS COMPONENTS TO AUTOMOTIVE, MEDICAL, AEROSPACE, PHOTOGRAPHY AND OTHER INDUSTRIES, AND DELIVERS SKILLED SUPPORT SERVICES TO GOVERNMENT AND INDUSTRIAL CUSTOMERS. BASED IN WELLESLEY, MASSACHUSETTS, EG&G INC. HAS ANNUAL SALES OF MORE THAN $1.4 BILLION AND MORE THAN 14,000 EMPLOYEES.

                                     -more-

EG&G REPORTS THIRD QUARTER RESULTS
22 October 1997
Page 4 of 5


                      CONSOLIDATED STATEMENT OF OPERATIONS
                           EG&G, Inc. and Subsidiaries

                                               Third Quarter Ended                  Nine Months Ended
                                               -------------------                  -----------------
(In thousands except per share data)     Sept. 28, 1997   Sept. 29, 1996    Sept. 28, 1997    Sept. 29, 1996
------------------------------------     --------------   --------------    --------------    --------------

Sales                                          $358,368         $354,747        $1,074,046        $1,057,445

Costs and Expenses:
   Cost of sales                                266,726          262,845           805,353           779,306
   Research and development expenses             10,744            8,756            33,817            31,131
   Selling, general and administrative
      expenses                                   60,569           59,945           180,026           182,468
   Asset impairment charge                            -                -            28,200                 -
                                               --------         --------        ----------        ----------
Total Costs and Expenses                        338,039          331,546         1,047,396           992,905
                                               --------         --------        ----------        ----------

Operating Income From
   Continuing Operations                         20,329           23,201            26,650            64,540

Other Income (Expense), Net                         701           (2,255)           (3,975)           (5,209)
                                               --------         --------        ----------        ----------
Income From Continuing
   Operations Before Income Taxes                21,030           20,946            22,675            59,331

Provision for Income Taxes                        7,151            6,745            12,618            19,105
                                               --------         --------        ----------        ----------

Income From Continuing Operations                13,879           14,201            10,057            40,226

Income From Discontinued Operations,
   Net of Income Taxes                              711            1,436             2,714             3,832
                                               --------         --------        ----------        ----------

Net Income                                     $ 14,590         $ 15,637        $   12,771        $   44,058
                                               ========         ========        ==========        ==========

Earnings Per Share:
Continuing Operations                             $ .30            $ .30             $ .22             $ .85
Discontinued Operations                             .02              .03               .06               .08
                                                  -----            -----             -----             -----
Net Income                                        $ .32            $ .33             $ .28             $ .93
                                                  =====            =====             =====             =====

Weighted Average Shares of
   Common Stock Outstanding                      45,602           47,316            45,903            47,457

All figures shown are subject to year-end audit.



                                     -more-

EG&G REPORTS THIRD QUARTER RESULTS
22 October 1997
Page 5 of 5

              SALES AND OPERATING INCOME FROM CONTINUING OPERATIONS
                               BY INDUSTRY SEGMENT
                           EG&G, Inc. and Subsidiaries

                                                    Third Quarter Ended                  Nine Months Ended
                                                    -------------------                  -----------------
(In thousands)                                Sept. 28, 1997    Sept. 29, 1996   Sept. 28, 1997    Sept. 29, 1996
--------------                                --------------    --------------   --------------    --------------
Instruments
Sales                                               $ 70,714          $ 78,543       $  214,738        $  230,900
Operating Income                                       3,976             9,095           15,891            25,360
                                                         5.6%             11.6%             7.4%             11.0%
Mechanical Components
Sales                                               $ 70,420          $ 67,122       $  216,452        $  204,903
Operating Income                                      11,382             7,940           26,245            23,297
                                                        16.2%             11.8%            12.1%             11.4%
Optoelectronics
Sales                                               $ 66,309          $ 69,663       $  191,181        $  203,747
Operating Income Before Impairment                     2,928             4,924            4,627             9,903
                                                         4.4%              7.1%             2.4%              4.9%
Asset Impairment Charge                                   -                 -           (26,700)                -
Operating Income (Loss) After Impairment               2,928             4,924          (22,073)            9,903

Technical Services
Sales                                               $150,925          $139,419       $  451,675        $  417,895
Operating Income Before Impairment                     9,198             6,584           27,353            24,147
                                                         6.1%              4.7%             6.1%              5.8%
Asset Impairment Charge                                   -                 -            (1,500)                -
Operating Income After Impairment                      9,198             6,584           25,853            24,147

General Corporate Expenses                          $ (7,155)         $ (5,342)      $  (19,266)       $  (18,167)

Continuing Operations
Sales                                               $358,368          $354,747       $1,074,046        $1,057,445
Operating Income Before Impairment                    20,329            23,201           54,850            64,540
                                                         5.7%              6.5%             5.1%              6.1%
Asset Impairment Charge                                    -                 -          (28,200)                -
Operating Income After Impairment                     20,329            23,201           26,650            64,540

                           OTHER FINANCIAL INFORMATION
                           EG&G, Inc. and Subsidiaries

(In thousands)                                        Nine Months Ended
--------------                                        -----------------
                                              Sept. 28, 1997      Sept. 29, 1996
                                              --------------      --------------
Purchases of Common Stock:
   Number of shares                                    1,332                 531
   Cost of shares                                   $ 28,104            $ 12,032

Cash and Cash Equivalents                           $ 57,155            $ 68,252
Total Debt                                          $153,417            $141,925


All figures shown are subject to year-end audit.
                                                       # # #